                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                       Class A1 1.77% Asset Backed Notes
                       Class A2 1.95% Asset Backed Notes
                       Class A3 2.49% Asset Backed Notes
                       Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  August 20, 2003
MONTHLY PERIOD:     July, 2003

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A)       The aggregate amount of the
                    distribution with respect to:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes              19,061,736.74
                                      Class A-3 Notes                 394,250.00
                                      Class A-4 Notes                 172,741.67
                                        Class B Notes                  34,650.00

          (B)       The amount of the distribution
                    set forth in paragraph A.1 (A)
                    above in respect of interest on:


                                      Class A-1 Notes                          -
                                      Class A-2 Notes                 143,941.74
                                      Class A-3 Notes                 394,250.00
                                      Class A-4 Notes                 172,741.67
                                        Class B Notes                  34,650.00

          (C)       The amount of the distribution
                    set forth in paragraph A.1 (A)
                    above in respect of principal on:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes              18,917,795.00
                                      Class A-3 Notes                          -
                                      Class A-4 Notes                          -
                                        Class B Notes                          -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                       Class A1 1.77% Asset Backed Notes
                       Class A2 1.95% Asset Backed Notes
                       Class A3 2.49% Asset Backed Notes
                       Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  August 20, 2003
MONTHLY PERIOD:     July, 2003

          (D)       The amount of the distribution
                    set forth in paragraph A.1 (A)
                    above per $1,000 interest in:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes               156.24374377
                                      Class A-3 Notes                 2.07500000
                                      Class A-4 Notes                 2.53333338
                                        Class B Notes                 2.93333333

          (E)       The amount of the distribution
                    set forth in paragraph A.1 (B)
                    above per $1,000 interest in:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes                 1.17985033
                                      Class A-3 Notes                 2.07500000
                                      Class A-4 Notes                 2.53333338
                                        Class B Notes                 2.93333333

          (F)       The amount of the distribution
                    set forth in paragraph A.1 (C)
                    above per $1,000 interest in:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes               155.06389344
                                      Class A-3 Notes                          -
                                      Class A-4 Notes                          -
                                        Class B Notes                          -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A)       The Pool Balance at the close of
                    business on the last day of the
                    Monthly Period:                               339,661,735.35

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                       Class A1 1.77% Asset Backed Notes
                       Class A2 1.95% Asset Backed Notes
                       Class A3 2.49% Asset Backed Notes
                       Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  August 20, 2003
MONTHLY PERIOD:     July, 2003

          (B)       The aggregate outstanding
                    principal amount of each Class of
                    Notes after giving effect to
                    payments allocated to principal
                    as set forth in paragraph A.1 (C)
                    above with respect to:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes              69,661,735.35
                                      Class A-3 Notes             190,000,000.00
                                      Class A-4 Notes              68,187,500.00
                                        Class B Notes              11,812,500.00

          (C)       The Note Pool Factor for each
                    Class of Notes after giving
                    affect to the payments set forth
                    in paragraph A.1 (C) above with
                    respect to:


                                      Class A-1 Notes                          -
                                      Class A-2 Notes                 0.57099783
                                      Class A-3 Notes                 1.00000000
                                      Class A-4 Notes                 1.00000000
                                        Class B Notes                 1.00000000

          (D)       The amount of aggregate Realized
                    Losses for the preceding Monthly
                    Period:                                            96,429.29

          (E)       The aggregate Purchase Amount for
                    all Receivables that were
                    repurchased in the Monthly
                    Period:                                                    -

2. Servicing Fee

                    The aggregate amount of the
                    Servicing Fee paid to the
                    Servicer with respect to the
                    preceding Monthly Period                          149,408.14

3. Payment Shortfalls

          (A)       The amount of the Noteholders'
                    Interest Carryover Shortfall
                    after giving effect to the
                    payments set forth in paragraph
                    A.1 (B) above with respect to:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes                          -
                                      Class A-3 Notes                          -
                                      Class A-4 Notes                          -
                                        Class B Notes                          -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                         Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  August 20, 2003
MONTHLY PERIOD:     July, 2003

          (B)       The amount of the Noteholders'
                    Interest Carryover Shortfall set
                    forth in paragraph 3(A) above per
                    $1,000 interest with respect to:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes                          -
                                      Class A-3 Notes                          -
                                      Class A-4 Notes                          -
                                        Class B Notes                          -

4.

          (A)       The aggregate amount of
                    collections by the Servicer
                    during the preceding Monthly
                    Period:                                        21,118,268.50

          (B)       The aggregate amount which was
                    received by the Trust from the
                    Servicer during the Monthly
                    Period:                                        20,968,860.36

          (C)       The number of Receivables that
                    are delinquent for:
                                           30-59 days                         90
                                           60-89 days                         24
                                      90 or more days                          5
                       Repossessed Autos in Inventory                         29